UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2007

(Date of earliest event reported)

Access Integrated Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01.	Financial Statements and Exhibits

Signatures

Exhibit Index

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On September 18, 2007, the stockholders of Access Integrated Technologies, Inc. (the “Company”) approved the Second Amended and Restated 2000 Equity Incentive Plan of the Company, formerly called the First Amended and Restated 2000 Stock Option Plan of the Company (the “Plan”) at its annual meeting of stockholders. The Plan was previously approved by the Company’s Board of Directors, subject to shareholder approval.

The Plan was amended to permit the grant of Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, performance awards and other equity based awards, in addition to stock options, and to change the name of the Plan. The maximum number of shares that may be issued under the Plan was not amended. The Plan, as amended and restated, became effective upon shareholder approval on September 18, 2007.

On September 20, 2007, grants of restricted Class A Common Stock (“Restricted Stock”) were made pursuant to the Plan to the following officers: (i) 7,500 shares of Restricted Stock to Charles Goldwater, Senior Vice President, Media Services Group and President and Chief Operating Officer of Christie/AIX, Inc., the Company’s indirectly wholly-owned subsidiary, (ii) 3,000 shares of Restricted Stock to Gary S. Loffredo, Senior Vice President – Business Affairs, General Counsel and Secretary of the Company, (iii) 4,000 shares of Restricted Stock to Brian D. Pflug, Senior Vice President – Accounting and Finance of the Company, and (iv) 3,000 shares of Restricted Stock to Jeff Butkovsky, Senior Vice President – Chief Technology Officer of the Company. The Company previously disclosed its intent to grant to the officers listed above an aggregate of 10,500 shares of Restricted Stock after approval of the Plan.  The Company granted 7,000 additional shares of Restricted Stock, in the aggregate, to the officers listed above. The Restricted Stock will vest in thirds such that 33.33% of each grant will vest on each anniversary of the date of grant for three years, subject to and in accordance with the Plan.

The Plan is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	10.1	Second Amended and Restated 2000 Equity Incentive Plan of the Company
	10.2	Form of Notice of Restricted Stock Award

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of September 24, 2007

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amended and Restated 2000 Equity Incentive Plan of the Company
10.2	Form of Notice of Restricted Stock Award

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